WESTCOTT TECHNOLOGY FUND
                         supplement dated APRIL 1, 2002
                        to prospectus dated APRIL 1, 2002

         The following information supplements the information under the heading "Management of the Fund" on page 15 of the Prospectus.

         The Prospectus and the Statement of Additional Information of the Westcott Technology Fund contain disclosures indicating that Oxford Capital Management, Inc. ("Oxford") serves as the sub-adviser to the Fund. The AmeriPrime Funds will hold a meeting of the shareholders of the Fund on or about April 5, 2002 to approve the engagement of Oxford as sub-adviser. Oxford will not assume its duties as sub-adviser until and unless the shareholders of the Fund approve the sub-advisory agreement between Aegis Asset Management, Inc. ("Aegis"), the Fund's current investment adviser, and Oxford. Until such time, Aegis will provide investment advisory services to the Fund without any assistance from Oxford.

This supplement and the Prospectus dated April 1, 2002 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated April 1, 2002 which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-998-6658.